                                                                 Exhibit 23.2


                                  [LETTERHEAD]

                                     CONSENT

          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Pacific Spirit, Inc.


          DATED August 23, 2001


                         Yours truly,

                         /s/ Kennan E. Kaeder
                         Kennan E. Kaeder